CONTINGENCIES AND COMMITMENTS	6 Months Ended
Sep. 30, 2021
CONTINGENCIES AND COMMITMENTS
CONTINGENCIES AND COMMITMENTS

24. CONTINGENCIES AND COMMITMENTS

Contingencies

During 2020, one corporate customer of the Group’s divested 2B business filed lawsuit against the Group relating to disputes with respect to Group’s non-execution of certain contracts signed with the customer. The Group is still unable, however, to predict the outcome of this case, or reasonably estimate a range of possible loss, if any, given the current status of the litigation. No accrual has been recorded by Group as of March 31, 2021 and September 30, 2021 in respect of this case.

Commitments

The Company and Changfeng County Government of Hefei City (“Hefei”) entered into a strategic partnership on September 24, 2021 to jointly invest in and build a used car inspection and reconditioning center. Total investment would be RMB2.5 billion (including the investment of both Hefei and the Company).